UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) March 5, 2024

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

Wisconsin	001-7635	39-0667110

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 East Erie Street, Suite 400         Milwaukee, Wisconsin 53202

(Address of principal executive offices)

Registrant's telephone number, including area code:         (262) 638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01         Entry into a Material Definitive Agreement

On March 5, 2024, TD Finland Holding OY (“TD Finland”), a wholly-owned subsidiary of Twin Disc, Incorporated (the “Company”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Katsa Oy (“Katsa”) to purchase all shares of capital stock of Katsa.

Based in Finland, Katsa is a European manufacturer of custom-designed, high-quality power transmission components and gearboxes for industrial and marine end-markets for a broad range of end market applications. Katsa also provides a wide range of after-sales services, including spare part deliveries, reverse engineering, modeling, gearbox refurbishment and modernizations.

Under the terms of the Purchase Agreement, TD Finland will pay €21,000,000 for the shares of Katsa, increased by certain cash of Katsa at closing and decreased by certain debt of Katsa at closing. These amounts are subject to adjustment to the extent that the net working capital of Katsa at closing exceeds or is less than a normalized net working capital figure based on the month-end average net working capital of Katsa for the 15-month period ending September 30, 2023.

Katsa has also agreed to various customary covenants and agreements, including covenants to cause Katsa, during the period between the execution of the Agreement and the closing of the Purchase Agreement, to conduct its business in the ordinary course of business, as budgeted, and in a manner most likely to preserve its value, keeping its business and its properties substantially intact.

The closing of the Purchase Agreement and the transactions contemplated thereby is subject to certain conditions, including, among others, the accuracy of the parties’ representations and warranties, no material adverse effect having occurred with respect to Katsa’s business, regulatory approval by the Ministry of Economic Affairs and Employment of Finland, continued employment of certain key persons of Katsa, and other customary closing conditions.

The Purchase Agreement may be terminated by Katsa or TD Finland if certain conditions required to be fulfilled by the other party are not satisfied or waived by June 30, 2024.

The Purchase Agreement and the transactions contemplated by the Purchase Agreement have been approved by the Board of Directors of the Company. The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement. A copy of the Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The above description of the Purchase Agreement has been included to provide investors with information regarding its terms. The Purchase Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in those representations and warranties were made for the purpose of allocating risk between the parties rather than establishing matters as facts and are subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement. In addition, certain representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company or Katsa, or any of their respective subsidiaries or affiliates.

Item 7.01         Regulation FD Disclosure

On March 6, 2024, the Company issued a press release announcing that TD Finland entered into the Purchase Agreement with Katsa. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 6, 2024, the Company provided slides to accompany its investor presentation on the Purchase Agreement. A copy of the slides is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statement are discussed in the Company’s filings with the Securities and Exchange Commission, including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K for the year ended June 30, 2023. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01         Financial Statements and Exhibits

(d)                    Exhibits

EXHIBIT NUMBER	DESCRIPTION

2.1*	Sale and Purchase Agreement dated March 5, 2024, between TD Finland Holding OY and Katsa Oy

99.1	Press Release dated March 6, 2024 issued by Twin Disc, Incorporated

99.2	Investor presentation of Twin Disc, Incorporated, dated March 6, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules attached to the Sale and Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 6, 2024	Twin Disc, Inc.

/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary